Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent events
Note 29: Subsequent events

The Bank announced on February 15, 2018 that it has entered into an agreement to acquire Deutsche Bank’s banking and custody business in the Cayman Islands, Guernsey and Jersey. The transaction is subject to customary closing conditions, and is expected to close during the second half of 2018.

On February 15, 2018, the Board approved, with effect from April 1, 2018, the 2018 common share buy-back program, authorizing the purchase for treasury of up to 1.0 million common shares. The repurchase of shares pursuant to the buy-back program is subject to the approval of the BMA and NYSE. No assurances can be given as to the amount of common shares that may actually be repurchased.

On February 15, 2018, the Board of Directors declared a fourth interim dividend of $0.38 per common share to be paid on March 9, 2018 to shareholders of record on February 26, 2018.